                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5482

                            SCUDDER HIGH INCOME TRUST
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                            222 SOUTH RIVERSIDE PLAZA
                               CHICAGO, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                            --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder High Income Trust

Semiannual Report to Shareholders

May 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Dividend Reinvestment Plan

<Click Here> Investment Products

<Click Here> Additional Information

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2003

Average Annual Total Returns
	6-Month++	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	16.52%	10.36%	2.38%	.49%	5.80%
Based on Market Price	30.97%	4.92%	5.71%	3.68%	7.20%
CS First Boston High Yield Index(b)	15.37%	13.25%	6.71%	3.30%	6.98%

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/03	As of 11/30/02
Net Asset Value	$ 5.41	$ 4.91
Market Price	$ 6.70	$ 5.40

Distribution Information
Six Months: Income Dividends	$ .32
May Income Dividend	$ .053
Current Annualized Distribution Rate (based on Net Asset Value)+	11.76%
Current Annualized Distribution Rate (based on Market Price)+	9.49%

Notes to Performance Summary

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Portfolio Management Review

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Trust's strategy and the market environment during the six-month period ended May 31, 2003.

Q: How did high-yield bonds perform during the reporting period?

A: Following several years of difficult performance, high-yield investors were rewarded with strong returns during the past six months. As measured by the CS First Boston High Yield Index, the asset class returned a robust 15.37% for the period.1 High-yield bonds returned 6.9% in the first calendar quarter of 2003 alone, which was the best quarterly showing for the asset class since the first quarter of 1993. Over the full six months, high-yield bonds outperformed both 10-year Treasuries and the investment-grade bond market as a whole.

1 CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Q: Why did the asset class perform so well?

A: Demand outpaced supply as continued evidence of improving fundamentals in the high-yield asset class prompted yield-starved investors to invest cash into the market. The best-performing sectors were higher-beta groups such as information technology, utilities, media and telecommunications. All posted gains of approximately 22% to 36% for the period. Similarly, CCC and split CCC-rated securities were the top-performing credit quality category, with a return of 31.9%.2 In comparison, BB-rated and B-rated securities returned 10.7% and 13.7%, respectively. The return of the CCC credit quality space illustrates the extent to which investors were reaching for yield, even in an environment marked by geopolitical uncertainty, sluggish economic growth and mixed corporate earnings.

2 A split CCC-rated security has received one rating by one national rating agency and a different rating by another national rating agency. For instance, one security might receive a Caa1 rating from Moody's Investors Service Inc. and a CCC rating from Standard & Poor's Corporation.

A positive fundamental development was the decline in defaults (the failure of corporations to make the interest or principal payments on their bond issues). The default rate for the 12-month period ended May 31, 2003, was 6.4%. In comparison, this rate stood at approximately 8.9% at the close of November and 10.5% a year ago.3 This favorable trend, which reflects improving credit conditions, has been a significant positive for the high-yield market.

3 Source: Moody's Investors Service

As a result of these developments, the yield spread (the difference in the yields of high-yield bonds and US Treasuries) fell to 742 basis points, or 7.42 percentage points (as measured by the CS First Boston High Yield Index). This is a marked improvement from the end of November, when it stood at 929 basis points. Much of this spread contraction was a result of the rally in high-yield bond prices (rather than a rise in Treasury yields).

Q: How did the Trust perform?

A: The Trust's net asset value return for the six months ended May 31, 2003 was 16.52%, while its return on a market price basis was 30.97%. In comparison, the CS First Boston High Yield Index returned 15.37%. Trust performance was helped by both our positive security selection and our decision to increase the Trust's weighting in securities rated B and CCC and split CCC during the period. The strong performance of securities in this credit space helped boost the Trust's return. Additionally, performance was helped by the Trust's underweight in the airlines and steel sectors.

Q: What holdings had the greatest impact on performance?

A: Top individual performers included Tyco International Group SA (manufacturing) and Pioneer Natural Resources Co. (energy exploration and production). Tyco continued to gain in price on increased investor confidence that the company's underlying businesses are stable and are able to generate sufficient cash flow. Pioneer added to the Trust's return for the period as higher commodity prices benefited the company's overall earnings and the broader market began to share our conclusion that Pioneer would again likely be an investment-grade company. In addition, Qwest Services Corp. (domestic telecom), Millicom International Cellular SA (international telecom) and Celcaribe SA (wireless telecom) also added to performance. (As of May 31, 2003, positions in Celcaribe SA were sold.)

Key detractors during the period were holdings in HealthSouth Corp. and Flemming Companies, Inc. HealthSouth's bond prices dropped significantly when the company disclosed that it had committed massive fraud. We had held HealthSouth Corp., in part, because we liked the fundamental value of this stable BB credit and we were looking for a change in management as a positive catalyst. We continued to hold some of our positions in HealthSouth Corp. following a newly revised distressed analysis of the credit. The company's bonds subsequently staged a partial bounce-back in April as distressed investors recognized the value in HealthSouth's underlying businesses. As a result, our HealthSouth Corp. holding positively contributed to performance for the month of April. Flemming Companies, Inc., meanwhile, is a food wholesaler/distributor that was hurt when one of its key customers was forced to close many of its stores. We sold the Trust's remaining position in Flemming's bonds before the company filed for bankruptcy in early April.

Q: Did you change your investment approach to react to the rally in high yield?

A: No. We employ a disciplined approach to high-yield investing that we do not change based on shifting market conditions. Our primary focus is on individual security and risk management. We believe we can add the most value through fundamental research - as opposed to sector or duration bets - so our emphasis is on finding bonds that offer favorable relative value given their yield and credit outlook. Additionally, we tend to invest in the bonds of companies that we believe offer better risk/reward potential versus the overall market.

Since risk management is also an important consideration, we strive to maintain a diversified portfolio and to limit the size of individual positions based upon our analysis of risk/reward potential. We believe that this approach will help the Trust deliver outperformance over the long term. Our approach may lead to periods of underperformance in market rallies, but we believe it offers the potential to outperform over the long term by helping mitigate risk. Having said that, it is worth noting that the Trust has taken advantage of the recent spread compression in the market and scaled back certain holdings over the past six months in an effort to invest in companies that, in our opinion, are more attractive on a relative-value basis.

Q: Where does the Trust stand in terms of its sector weightings?

A: The sector weightings within the portfolio are the result of our bottom-up, research-driven approach. This approach led us to continue to reduce the Trust's weighting in cable and telecommunications over the period, while boosting its weighting in other sectors such as gaming and paper. The Trust's key over- and underweights on a sector basis (as of May 31, 2003) are as follows:

Overweight	Underweight
Gaming	Utilities
Land transportation	US cable
Consumer nondurables	Health care
Chemicals	Leisure
Manufacturing	Medical products

Industries are listed in order of the size of the Trust's overweight or underweight position.

Given our more positive outlook for high yield following recent events, we have become more aggressive, adding to mid- and lower-tier credits that we believe offer good relative value. From the standpoint of the portfolio's exposure to bonds of various credit ratings, we have found opportunities in securities rated B, as well as CCC and split CCC, and have increased the Trust's position to an overweight in these credit tiers.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2003

Asset Allocation	5/31/03	11/30/02

Corporate Bonds	79%	81%
Foreign Bonds - US$ Denominated	15%	15%
Convertible Bonds	2%	-
Asset Backed	1%	1%
Preferred Stocks	1%	-
US Treasury Obligations	-	1%
Cash Equivalents	1%	1%
Foreign Bonds - Non US$ Denominated	1%	1%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	5/31/03	11/30/02

Consumer Discretionary	33%	31%
Industrials	16%	26%
Materials	13%	11%
Energy	11%	8%
Telecommunication Services	8%	7%
Financials	6%	3%
Utilities	4%	2%
Consumer Staples	4%	6%
Health Care	3%	4%
Information Technology	2%	2%
	100%	100%

Quality	5/31/03	11/30/02

AAA	1%	1%
A	-	1%
BBB	8%	15%
BB	31%	32%
B	47%	44%
Below B	11%	7%
Not rated	2%	-
	100%	100%

Interest Rate Sensitivity	5/31/03	11/30/02

Average Maturity	6.9 years	8.9 years
Duration	4.9 years	6.5 years

Asset allocation, corporate bond diversification, quality and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2003 (Unaudited)

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 108.2%
Consumer Discretionary 35.5%
Adelphia Communications Corp.:
7.75%, 1/15/2009*	115,000	63,250
8.125%, 7/15/2003*	305,000	167,750
10.25%, 6/15/2011*	130,000	73,428
Advantica Restaurant Co.:
11.25%, 1/15/2008	270,815	203,788
12.75%, 9/30/2007	210,000	215,250
American Achieve Corp., 11.625%, 1/1/2007	770,000	832,563
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	1,330,000	1,123,850
Ameristar Casino, Inc., 10.75%, 2/15/2009	900,000	999,000
Avondale Mills, Inc., 10.25%, 5/1/2006	1,140,000	1,151,400
Boca Resorts, Inc., 9.875%, 4/15/2009	1,545,000	1,653,150
Buffets, Inc., 11.25%, 7/15/2010	695,000	660,250
Central Garden & Pet Co., 9.125%, 2/1/2013	245,000	259,088
Charter Communications Holdings LLC:
8.25%, 4/1/2007	200,000	146,000
8.625%, 4/1/2009	865,000	622,800
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	415,000	180,525
Step-up Coupon, 0% to 5/15/2006, 11.75 to 5/15/2011	635,000	295,275
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	875,000	938,438
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	385,000	412,913
Cinemark USA, Inc.:
8.5%, 8/1/2008	680,000	700,400
9.0%, 2/1/2013	1,080,000	1,161,000
Circus & Eldorado, 10.125%, 3/1/2012	980,000	934,675
CKE Restaurants, Inc., 9.125%, 5/1/2009	575,000	540,500
CSC Holdings, Inc.:
7.25%, 7/15/2008	130,000	130,975
7.875%, 12/15/2007	430,000	441,825
Dex Media East LLC/ Financial:
9.875%, 11/15/2009	510,000	576,300
12.125%, 11/15/2012	1,160,000	1,357,200
DIMON, Inc.:
7.75%, 6/1/2013	695,000	700,213
Series B, 9.625%, 10/15/2011	1,215,000	1,333,463
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	790,000	79
EchoStar Communications Corp., 9.375%, 2/1/2009	1,245,000	1,333,706
Eldorado Resorts LLC, 10.5%, 8/15/2006	1,090,000	1,092,725
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	780,000	795,600
Guitar Center Management, 11.0%, 7/1/2006	1,564,000	1,599,190
Hard Rock Hotel, Inc.:
8.875%, 6/1/2013	160,000	164,400
9.25%, 4/1/2005	55,000	56,375
Herbst Gaming, Inc., 10.75%, 9/1/2008	1,500,000	1,638,751
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	1,374,000	1,449,570
HLI Operating Co., Inc., 10.5%, 6/15/2010	685,000	702,125
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	680,000	68
Insight Communications Co., Inc., Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	340,000	261,800
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	1,230,000	996,300
International Game Technology, 8.375%, 5/15/2009	1,130,000	1,358,825
Intrawest Corp., 10.5%, 2/1/2010	560,000	599,200
Jacobs Entertainment Co., 11.875%, 2/1/2009	640,000	672,000
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	925,000	943,500
Kellwood Co., 7.625%, 10/15/2017	235,000	219,725
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	1,265,000	1,265,000
Krystal, Inc., 10.25%, 10/1/2007	505,000	464,600
Laidlaw International, Inc., 10.75%, 6/15/2011	525,000	535,500
Levi Strauss & Co., 12.25%, 12/15/2012	700,000	584,500
Lin Television Corp., 6.5%, 5/15/2013	215,000	215,000
MGM Mirage, Inc., 9.75%, 6/1/2007	1,050,000	1,156,313
MTR Gaming Group, 9.75%, 4/1/2010	215,000	223,063
National Vision, Inc., 12.0%, 3/30/2009	579,490	315,098
Old Evangeline Downs, 13.0%, 3/1/2010	330,000	334,125
Park Place Entertainment Corp.:
7.0%, 4/15/2013	265,000	273,613
9.375%, 2/15/2007	1,430,000	1,555,125
Petro Stopping Centers, 10.5%, 2/1/2007	1,990,000	2,009,900
PRIMEDIA, Inc.:
7.625%, 4/1/2008	215,000	212,313
8.0%, 5/15/2013	170,000	170,850
8.875%, 5/15/2011	690,000	721,050
Remington Arms Co., 10.5%, 2/1/2011	650,000	651,625
Remington Product Co.LLC, Series D, 11.0%, 5/15/2006	355,000	356,775
Renaissance Media Group, 10.0% 4/15/2008	1,105,000	1,041,463
Rent-A-Center, Inc., 7.5%, 5/1/2010	310,000	316,975
Rent-Way, Inc., 11.875%, 6/15/2010	445,000	446,113
Restaurant Co., 11.25%, 5/15/2008	833,863	643,117
Rite Aid Corp.:
6.125%, 12/15/2008	320,000	278,400
6.875%, 8/15/2013	930,000	783,525
9.25%, 6/1/2013	60,000	57,600
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	240,000	256,800
Samsonite Corp., 10.75%, 6/15/2008	1,940,000	1,940,000
Schuler Homes, Inc.:
9.375%, 7/15/2009	820,000	897,900
10.5%, 7/15/2011	935,000	1,047,200
Scientific Games Corp., 12.5%, 8/15/2010	440,000	503,800
Sealy Mattress Co.:
9.875%, 12/15/2007	255,000	243,525
Series B, 10.875%, 12/15/2007	50,000	47,750
Service Corp. International, 7.7%, 4/15/2009	770,000	777,700
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	635,000	672,306
8.75%, 12/15/2011	860,000	936,325
Six Flags, Inc.:
8.875%, 2/1/2010	780,000	743,925
9.5%, 2/1/2009	495,000	493,763
9.75%, 4/15/2013	305,000	305,763
Sonic Automotive, Inc., 11.0%, 8/1/2008	1,050,000	1,107,750
Speedway Motorsports, Inc., 6.75%, 6/1/2013	70,000	71,750
Transwestern Publishing, Series F, 9.625%, 11/15/2007	980,000	1,017,975
Turning Stone Casino Entertainment, 9.125%, 12/15/2010	150,000	158,063
Unisys Corp., 6.875%, 3/15/2010	160,000	164,800
Venetian Casino Resort LLC, 11.0%, 6/15/2010	975,000	1,066,406
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	940,000	949,400
Wynn Las Vegas Corp., 12.0%, 11/1/2010	60,000	64,950
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	330,000	238,425
		60,077,127
Consumer Staples 3.9%
Agrilink Foods, Inc., 11.875%, 11/1/2008	1,480,000	1,602,100
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	1,060,000	1,166,000
La Petite Academy, Inc., 10.0%, 5/15/2008	1,025,000	604,750
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	270,000	305,100
Salton, Inc.:
10.75%, 12/15/2005	405,000	384,750
12.25%, 4/15/2008	300,000	282,000
Smithfield Foods, Inc., 7.75%, 5/15/2013	360,000	369,000
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	1,400,000	1,477,000
Swift & Co., 10.125%, 10/1/2009	380,000	374,300
		6,565,000
Energy 11.9%
ANR Pipeline Co., 8.875%, 3/15/2010	215,000	233,275
Avista Corp., 9.75%, 6/1/2008	2,360,000	2,607,800
Chesapeake Energy Corp.:
7.5%, 9/15/2013	125,000	130,000
8.125%, 4/1/2011	155,000	164,300
Citgo Petroleum Corp., 11.375%, 2/1/2011	1,865,000	2,079,475
Coastal Corp., 6.5%, 6/1/2008	110,000	92,538
Continental Resources, Inc., 10.25%, 8/1/2008	1,085,000	1,068,725
Edison Mission Energy, 7.73%, 6/15/2009	2,000,000	1,640,000
El Paso Corp., 7.375%, 12/15/2012	275,000	228,250
Frontier Escrow Corp., 8.0%, 4/15/2013	295,000	303,113
Key Energy Services, Inc., 6.375%, 5/1/2013	110,000	111,375
Nevada Power Co., 10.875%, 10/15/2009	220,000	242,550
Newpark Resources, Inc., 8.625%, 12/15/2007	670,000	673,350
On Semiconductor Corp., 12.0%, 5/15/2008	600,000	582,000
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	360,000	338,400
7.95%, 3/15/2023	575,000	587,938
Parker & Parsley, 8.25%, 8/15/2007	135,000	153,563
Parker Drilling Co., Series B, 10.125%, 11/15/2009	970,000	1,040,325
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	50,000	5,000
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	465,000	502,969
7.5%, 4/15/2012	265,000	301,724
9.625%, 4/1/2010	840,000	1,034,200
Southern Natural Gas, 8.875%, 3/15/2010	350,000	379,750
Stone Energy Corp.:
8.25%, 12/15/2011	445,000	467,250
8.75%, 9/15/2007	620,000	644,800
Transocean, Inc., 9.5%, 12/15/2008	460,000	601,029
Trico Marine Services, 8.875%, 5/15/2012	1,085,000	922,250
Westar Energy, Inc., 7.875%, 5/1/2007	750,000	836,250
Westport Resources Corp., 8.25%, 11/1/2011	1,385,000	1,502,725
Williams Co., Inc., 8.75%, 3/15/2032	280,000	268,800
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	440,000	404,800
		20,148,524
Financials 6.4%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	1,240,000	1,134,600
Americredit Corp.:
9.25%, 5/1/2009	360,000	316,800
9.875%, 4/15/2006	490,000	450,800
Capstar Hotel Co., 8.75%, 8/15/2007	220,000	179,300
CBRE Escrow, Inc., 9.75%, 5/15/2010	680,000	707,200
Eaton Vance Corp., CDO, "C", 13.68%, 7/15/2012*	2,804,978	28,050
Farmers Exchange Capital:
7.05%, 7/15/2028	55,000	46,922
7.2%, 7/15/2048	250,000	201,806
Farmers Insurance Exchange, 8.625%, 5/1/2024	390,000	358,800
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	180,000	0
Global Exchange Services, LIBOR plus 9.0%, 10.286%**, 7/15/2008	805,000	764,750
LaBranche & Co., Inc., 12.0%, 3/2/2007	1,220,000	1,390,800
PCA LLC/ PCA Finance Corp., 11.875%, 8/1/2009	300,000	327,000
PEI Holdings, Inc., 11.0%, 3/15/2010	585,000	637,650
Qwest Capital Funding, Inc.:
5.875%, 8/3/2004	430,000	411,725
7.0%, 8/3/2009	110,000	92,950
7.75%, 8/15/2006	440,000	398,200
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	305,000	345,413
TCI Communication Finance, 9.65%, 3/31/2027	105,000	122,850
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	940,000	935,300
Trump Holdings & Funding, 11.625%, 3/15/2010	390,000	358,800
Universal City Development, 11.75%, 4/1/2010	945,000	1,006,425
Xerox Credit Corp., 7.0%, 6/9/2003	465,000	465,000
		10,681,141
Health Care 2.8%
Ameripath, Inc., 10.5%, 4/1/2013	275,000	286,000
AmerisourceBergen Corp., 7.25%, 11/15/2012	420,000	453,600
HealthSouth Corp., 7.625%, 6/1/2012	535,000	361,125
HMP Equity Holdings Corp., Zero Coupon, 5/15/2008	555,000	263,625
Magellan Health Services, Inc., 9.375%, 11/15/2007*	480,000	442,800
Mariner Post-Acute Network, Inc., Series B, 10.5%, 8/1/2006	1,095,000	1,097,738
Province Healthcare Co., 7.5%, 6/1/2013	125,000	125,000
Radiologix, Inc., 10.5%, 12/15/2008	225,000	203,625
Sybron Dental Specialties, 8.125%, 6/15/2012	225,000	234,000
Tenet Healthcare Corp.:
6.375%, 12/1/2011	440,000	427,900
7.375%, 2/1/2013	595,000	608,388
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	240,000	251,400
		4,755,201
Industrials 17.6%
Allied Waste North America, Inc.:
7.875%, 4/15/2013	330,000	333,300
9.25%, 9/1/2012	760,000	815,100
Series B, 10.0%, 8/1/2009	2,425,000	2,549,281
Ami Semiconductor, Inc., 10.75%, 2/1/2013	190,000	208,525
AutoNation, Inc., 9.0%, 8/1/2008	1,030,000	1,122,700
Browning-Ferris Industries:
7.4%, 9/15/2035	460,000	402,500
9.25%, 5/1/2021	305,000	326,350
Buckeye Technologies, Inc., 8.25%, 12/15/2005	580,000	565,500
Chukchansi Economic Development Authority, 14.5%, 6/15/2009	265,000	278,250
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	455,000	464,100
Collins & Aikman Products, 10.75%, 12/31/2011	590,000	507,400
Congoleum Corp., 8.625%, 8/1/2008	510,000	321,300
Corrections Corp. of America:
7.5%, 5/1/2011	325,000	332,313
9.875%, 5/1/2009	730,000	808,475
CP Ships Ltd., 10.375%, 7/15/2012	400,000	446,000
Dana Corp.:
7.0%, 3/1/2029	820,000	692,900
9.0%, 8/15/2011	405,000	423,225
10.125%, 3/15/2010	435,000	474,150
Day International Group, Inc.:
9.5%, 3/15/2008	55,000	50,050
11.125%, 6/1/2005	950,000	966,625
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	1,330,000	465,500
Delta Air Lines, Inc.:
7.7%, 12/15/2005	165,000	136,125
7.9%, 12/15/2009	300,000	216,000
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	575,000	523,250
Evergreen International Aviation, 12.0%, 5/15/2010	420,000	404,250
Flextronics International Ltd., 6.5%, 5/15/2013	940,000	914,150
Flowserve Corp., 12.25%, 8/15/2010	308,000	354,200
Golden State Petroleum Transportation, 8.04%, 2/1/2019	385,000	360,079
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	245,000	176,400
Grove Holdings LLC, 11.625%, 5/1/2009*	180,000	18
Grove Investors, Inc., 14.5%, 5/1/2010*	537,303	0
GS Technologies:
12.0%, 9/1/2004*	531,234	29,218
12.25%, 10/1/2005*	1,430,000	78,650
Hayes Lemmerz International, Inc., 11.0%, 7/15/2006*	1,990,000	4,975
Hercules, Inc., 11.125%, 11/15/2007	1,473,000	1,679,220
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	290,000	314,650
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	650,000	711,750
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	285,000	289,275
Kansas City Southern:
7.5%, 6/15/2009	75,000	75,750
9.5%, 10/1/2008	915,000	979,050
Lyondell Chemicals Co., 10.5%, 6/1/2013	215,000	213,388
Meritage Corp., 9.75%, 6/1/2011	310,000	342,550
Metaldyne Corp., 11.0%, 6/15/2012	445,000	342,650
Millennium America, Inc.:
7.0%, 11/15/2006	1,685,000	1,685,000
7.625%, 11/15/2026	460,000	432,400
9.25%, 6/15/2008	990,000	1,069,200
Motors and Gears, Inc., 10.75%, 11/15/2006	250,000	218,750
Overseas Shipholding Group, 8.75%, 12/1/2013	355,000	374,525
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	590,000	11,800
Republic Engineered Products LLC, 10.0%, 8/16/2009*	361,412	90,353
Resolution Performance Products LLC, 13.5%, 11/15/2010	2,000,000	2,010,000
Tech Olympic USA, Inc., 10.375%, 7/1/2012	460,000	480,700
Tenneco Automotive, Inc., 11.625%, 10/15/2009	885,000	792,075
The Brickman Group LTD., 11.75%, 12/15/2009	420,000	467,250
United Rentals, Inc., Series B, 9.0%, 4/1/2009	255,000	238,425
Universal Compression, Inc., 7.25%, 5/15/2010	105,000	107,100
Xerox Corp.:
5.5%, 11/15/2003	505,000	503,738
9.75%, 1/15/2009	535,000	584,488
		29,764,946
Information Technology 2.7%
Lucent Technologies, Inc.:
5.5%, 11/15/2008	2,665,000	2,291,900
6.45%, 3/15/2029	195,000	136,500
Riverwood International Corp., 10.875%, 4/1/2008	1,470,000	1,512,263
Titan Corp., 8.0%, 5/15/2011	545,000	559,988
		4,500,651
Materials 13.7%
ARCO Chemical Co.:
9.8%, 2/1/2020	1,680,000	1,478,400
10.25%, 11/1/2010	240,000	231,600
Caraustar Industries, Inc., 9.875%, 4/1/2011	975,000	994,500
Cascades, Inc., 7.25%, 2/15/2013	535,000	552,388
Crown Cork & Seal, 8.0%, 4/15/2023	440,000	310,200
Dan River, Inc., 12.75%, 4/15/2009	455,000	455,000
Dayton Superior Corp., 13.0%, 6/15/2009	890,000	760,950
DIMAC Corp., 12.5%, 10/1/2008*	1,420,000	14,200
Equistar Chemical/ Funding Corp., 10.625%, 5/1/2011	255,000	258,825
Equistar Chemicals LP, 8.75%, 2/15/2009	4,265,000	4,051,750
Fibermark, Inc., 10.75%, 4/15/2011	920,000	938,400
Foamex LP, 10.75%, 4/1/2009	710,000	568,000
Fonda Group, 9.5%, 3/1/2007	690,000	338,100
Georgia-Pacific Corp.:
7.375%, 7/15/2008	510,000	504,900
7.7%, 6/15/2015	1,760,000	1,601,600
8.0%, 1/15/2014	790,000	782,100
8.875%, 2/1/2010	635,000	660,400
8.875%, 5/15/2031	1,420,000	1,320,600
9.375%, 2/1/2013	520,000	551,200
Graham Packaging Co., 8.75%, 1/15/2008	110,000	108,350
Hexcel Corp., 9.75%, 1/15/2009	440,000	423,500
Louisiana Pacific Corp., 10.875%, 11/15/2008	390,000	435,825
Metals USA, Inc., 8.625%, 2/15/2008*	800,000	0
MMI Products, Inc., Series B, 11.25%, 4/15/2007	1,080,000	820,800
Omnova Solutions, Inc., 11.25%, 6/1/2010	275,000	286,000
Owens-Brockway Glass Container, 8.25%, 5/15/2013	475,000	479,750
Owens-Illinois, Inc., 7.5%, 5/15/2010	260,000	247,000
Pliant Corp.:
11.125%, 9/1/2009	670,000	690,100
13.0%, 6/1/2010	260,000	236,600
Sweetheart Cup Co., Inc., 12.0%, 7/15/2004	390,000	339,300
Texas Industries, Inc., 10.25%, 6/15/2011	1,120,000	1,120,138
Toll Corp.:
7.75%, 9/15/2007	215,000	222,525
8.0%, 5/1/2009	445,000	470,588
8.25%, 2/1/2011	120,000	129,600
United States Steel LLC, 9.75%, 5/15/2010	475,000	470,250
US Can Corp., Series B, 12.375%, 10/1/2010	545,000	381,500
		23,234,939
Telecommunication Services 9.1%
Alamosa Delaware, Inc., 13.625%, 8/15/2011	110,000	83,050
Alamosa Holdings, Inc., Step-up Coupon, 0% to 2/15/2005, 12.875% to 2/15/2010	105,000	56,175
American Tower Corp., 9.375%, 2/1/2009	810,000	797,850
American Tower Escrow Corp., Zero Coupon, 8/1/2008	585,000	365,625
Avaya, Inc., 11.125%, 4/1/2009	630,000	686,700
Century Communications Corp.:
8.375%, 11/15/2017*	165,000	81,675
8.75%, 10/1/2007*	260,000	128,700
8.875%, 1/15/2007*	115,000	56,925
Crown Castle International Corp.:
9.375%, 8/1/2011	460,000	460,000
10.625%, 11/15/2007	890,000	941,175
DirecTV Holdings, 8.375%, 3/15/2013	205,000	227,038
Level 3 Communications, Inc., 11.0%, 3/15/2008	385,000	334,950
Nextel Communications, Inc., 9.375%, 11/15/2009	1,540,000	1,651,650
Nextel Partners, Inc.:
11.0%, 3/15/2010	210,000	225,750
12.5%, 11/15/2009	50,000	56,000
Step-up Coupon, 0% to 2/1/2004, 14.0% to 2/1/2009	665,000	673,313
Nortel Networks Corp., 7.4%, 6/15/2006	705,000	690,900
Qwest Services Corp.:
5.625%, 11/15/2008	1,990,000	1,920,350
13.5%, 12/15/2010	1,570,000	1,785,875
14.0%, 12/15/2014	404,000	469,650
Shaw Communications, Inc., 8.25%, 4/11/2010	605,000	656,425
Sprint Capital Corp.:
6.375%, 5/1/2009	165,000	173,717
8.375%, 3/15/2012	1,120,000	1,307,522
Teligent, Inc., Series B, 11.5%, 3/1/2008*	775,000	78
Triton PCS, Inc.:
8.5%, 6/1/2013	435,000	435,000
11.0%, 5/1/2008	225,000	238,500
US West Communication, Inc., 7.25%, 9/15/2025	1,040,000	938,600
		15,443,193
Utilities 4.6%
AES Corp.:
9.0%, 5/15/2015	265,000	270,300
9.375%, 9/15/2010	122,000	115,290
Calpine Corp.:
7.75%, 4/15/2009	180,000	122,400
8.5%, 2/15/2011	1,220,000	829,600
CMS Energy Corp.:
7.5%, 1/15/2009	1,290,000	1,212,600
8.5%, 4/15/2011	1,970,000	1,915,825
8.9%, 7/15/2008	350,000	348,250
El Paso Production Holding Corp., 7.75%, 6/1/2013	800,000	794,000
Sonat, Inc., 7.625%, 7/15/2011	225,000	193,500
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	780,000	744,900
Western Resources, Inc., 9.75%, 5/1/2007	1,120,000	1,229,200
		7,775,865
Total Corporate Bonds (Cost $186,494,653)		182,946,587

Foreign Bonds - US$ Denominated 21.0%
Ainsworth Lumber, 12.5%, 7/15/2007	110,000	122,100
Antenna TV SA, 9.0%, 8/1/2007	105,000	94,500
Avecia Group PLC, 11.0%, 7/1/2009	250,000	220,000
Bluewater Finance Ltd., 10.25%, 2/15/2012	790,000	797,900
British Sky Broadcasting PLC:
6.875%, 2/23/2009	605,000	665,500
8.2%, 7/15/2009	850,000	992,375
Burns, Philp & Co., Ltd.:
9.75%, 7/15/2012	700,000	675,500
10.75%, 2/15/2011	195,000	196,950
Central European Media Enterprises Ltd., 9.375%, 8/15/2004	795,000	798,975
Conproca SA de CV, 12.0%, 6/16/2010	345,000	451,950
Corp Durango SA, 13.75%, 7/15/2009*	470,000	249,100
Crown Euro Holdings SA, 10.875%, 3/1/2013	645,000	680,475
Disco SA, 9.875%, 5/15/2008	165,000	135,300
Dolphin Telecom PLC, Series B, Step-up-Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	1,996,364	200
Esprit Telecom Group PLC:
11.5%, 12/15/2007*	2,020,000	202
10.875%, 6/15/2008*	430,000	43
Euramax International PLC, 11.25%, 10/1/2006	860,000	885,800
Fage Dairy Industry SA, 9.0%, 2/1/2007	480,000	468,000
Federative Republic of Brazil, 8.0%, 4/15/2014	1,274,509	1,134,313
Grupo Elektra SA de CV, 12.0%, 4/1/2008	520,000	514,800
Innova S de R.L., 12.875%, 4/1/2007	985,000	994,850
LeGrand SA, 8.5%, 2/15/2025	360,000	356,400
Luscar Coal Ltd., 9.75%, 10/15/2011	400,000	448,000
Millicom International Cellular SA, 11.0%, 6/1/2006	392,000	368,480
Norske Skog Canada, 8.625%, 6/15/2011	385,000	394,625
Nortel Networks Corp., 6.125%, 2/15/2006	1,230,000	1,193,100
OAO Gazprom, 9.625%, 3/1/2013	845,000	956,963
Ocean Rig Norway AS, 10.25%, 6/1/2008	275,000	228,250
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	305,000	172,325
PTC International Finance II SA, 11.25%, 12/1/2009	115,000	126,500
Republic of Argentina:
11.75%, 6/15/2015*	990,000	292,050
12.375%, 2/21/2012*	560,000	173,600
Series BGL4, 11.0%, 10/9/2006*	60,000	18,000
Series 2031, 12.0%, 6/19/2031*	779,100	202,566
Republic of Bulgaria, 8.25%, 1/15/2015	220,000	261,800
Republic of Turkey:
11.0%, 1/14/2013	115,000	117,875
11.5%, 1/23/2012	190,000	199,975
Rhodia SA, 8.875%, 6/1/2011	90,000	90,450
Royal Caribbean Cruises Ltd., 7.25%, 3/15/2018	510,000	438,600
Stagecoach Holdings PLC, 8.625%, 11/15/2009	685,000	720,963
Stena AB:
8.75%, 6/15/2007	335,000	344,772
9.625%, 12/1/2012	480,000	521,400
Stone Container Corp., 11.5%, 8/15/2006	870,000	926,550
Telus Corp., 8.0%, 6/1/2011	975,000	1,117,594
Tembec Industries, Inc.:
8.5%, 2/1/2011	320,000	316,800
8.625%, 6/30/2009	500,000	495,000
Tembec Industries, Inc., 8.625%, 6/30/2009	25,000	24,750
TFM SA de CV:
10.25%, 6/15/2007	1,390,000	1,390,000
11.75%, 6/15/2009	530,000	535,300
12.5%, 6/15/2012	730,000	784,750
Tyco International Group SA:
5.8%, 8/1/2006	1,365,000	1,378,650
6.125%, 11/1/2008	3,530,000	3,574,125
6.125%, 1/15/2009	2,205,000	2,232,563
6.375%, 10/15/2011	1,345,000	1,348,363
Vicap SA, 11.375%, 5/15/2007	1,775,000	1,570,875
Vivendi Universal SA, 9.25%, 4/15/2010	1,605,000	1,823,681
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	425,000	343,188
Total Foreign Bonds - US$ Denominated (Cost $35,963,990)		35,567,716

Foreign Bonds - Non US$ Denominated 1.4%
Antenna TV SA, 9.75%, 7/1/2008 EUR	215,000	232,959
Barry Callebaut Services NV, 9.25%, 3/15/2010 EUR	195,000	241,144
Infineon Techonologies AG, Series IFX, 4.25%, 2/6/2007 EUR	550,000	551,440
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	345,000	402,260
Prosieben Media AG, 11.25%, 7/31/2009 EUR	330,000	373,111
Royal Numico NV:
1.5%, 9/22/2004 EUR	320,000	382,533
4.25%, 6/26/2005 EUR	165,000	171,981
Total Foreign Bonds - Non US$ Denominated (Cost $2,187,970)		2,355,428

Convertible Bonds 1.4%
Aether Systems, 6.0%, 3/22/2005	410,000	384,375
Charming Shoppes, Inc., 4.75%, 6/1/2012	55,000	49,022
DIMON, Inc., 6.25%, 3/31/2007	605,000	562,650
Millicom International Cellular SA, 2.0%, 6/1/2006	403	771
Nortel Networks Corp., 4.25%, 9/1/2008	535,000	461,170
Parker Drilling Co., 5.5%, 8/1/2004	1,085,000	1,041,600
Total Convertible Bonds (Cost $2,445,930)		2,499,588

Asset Backed 1.3%
Carlyle High Yield Partners "D1", Series 1, 12.24%, 5/31/2007	2,000,000	500,000
Golden Tree High Yield Opportunities LP "D1", Series 1, 13.054%, 10/31/2007	2,000,000	1,760,000
Total Asset Backed (Cost $4,000,000)		2,260,000

US Treasury Obligations 0.8%
US Treasury Bond, 5.375%, 2/15/2031	720,000	836,550
US Treasury STRIPS, Principal Only, 4.385%***, 5/15/2013	675,000	467,720
US Treasury Obligations (Cost $1,244,464)		1,304,270

	Units	Value ($)

Other 0.1%
SpinCycle, Inc.*	29,072	94,484
SpinCycle, Inc. "F"*	204	11
Total Other (Cost $71,051)		94,495
	Shares	Value ($)

Common Stocks 0.1%
AMF Bowling Worldwide, Inc.*	3,923	98,075
Catalina Restaurant Group, Inc.*	3,317	5,307
ICG Communications, Inc.*	7,802	31,208
ICG Communications, Inc.*	4,950	50
IMPSAT Fiber Networks, Inc.	33,765	38,830
MEDIQ, Inc.*	442	1,920
National Vision, Inc.*	19,685	7,874
The Manitowoc Co., Inc.	1,654	33,742
XO Communications, Inc.*	1,891	10,930
Total Common Stocks (Cost $5,730,560)		227,936

Warrants 0.1%
American Tower Corp.*	585	65,813
Communication Cellular SA*	2,000	20
Empire Gas Corp.*	1,794	0
DeCrane Aircraft Holdings, Inc.*	1,640	16
Destia Communications, Inc.*	830	0
ICG Communications, Inc.*	1,265	10
KMC Telecom Holdings, Inc.*	1,240	0
Mariner Health Care, Inc.*	1,396	8
Republic Technologies International LLC*	1,920	19
Stations Holding Co., Inc.*	5,000	0
UIH Australia Pacific, Inc.*	710	0
Waxman Industries, Inc.*	55,106	551
XO Communications, Inc. "A"*	3,783	3,783
XO Communications, Inc. "B"*	2,837	2,128
XO Communications, Inc. "C"*	2,837	1,419
Total Warrants (Cost $1,494,311)		73,767

Preferred Stocks 0.9%
Paxson Communications Corp.	50	473,750
Sinclair Capital	8,370	870,480
TNP Enterprises, Inc.	1,608	114,168
Total Preferred Stocks (Cost $1,433,896)		1,458,398
Convertible Preferred Stocks 0.3%
Hercules Trust II	360	233,680
Lucent Technologies, Inc.	220	227,425
World Access, Inc. "D"*	502	0
Total Convertible Preferred Stocks (Cost $1,160,514)		461,105

Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $2,954,056)	2,954,056	2,954,056

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $245,181,395) (a)	137.3	232,203,346
Other Assets and Liabilities, Net	1.1	1,871,227
Notes Payable	(38.4)	(65,000,000)
Net Assets	100.0	169,074,573

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at their current rate as of May 31, 2003.
*** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $246,099,354. At May 31, 2003, net unrealized depreciation for all securities based on tax cost was $13,896,008. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,095,035 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,991,043.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.
Currency Abbreviations
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $242,227,339)	$ 229,249,290
Investment in Scudder Cash Management QP Trust (cost $2,954,056)	2,954,056
Foreign currency, at value (cost $28,545)	28,583
Receivable for investments sold	5,420,850
Dividends receivable	24,325
Interest receivable	5,340,299
Unrealized appreciation on forward currency exchange contracts	42,485
Other assets	131,795
Total assets	243,191,683
Liabilities
Notes payable	65,000,000
Payable for investments purchased	8,445,105
Interest payable on notes	160,532
Distributions payable to shareholders	152,480
Unrealized depreciation on forward currency exchange contracts	143,488
Accrued management fee	115,945
Other accrued expenses and payables	99,560
Total liabilities	74,117,110
Net assets, at value	$ 169,074,573
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(108,879)
Net unrealized appreciation (depreciation) on: Investments	(12,978,049)
Foreign currency related transactions	(100,143)
Accumulated net realized gain (loss)	(98,337,065)
Paid-in capital	280,598,709
Net assets, at value	$ 169,074,573
Net Asset Value
Net Asset Value per share ($169,074,573 / 31,233,263 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2003 (Unaudited)
Investment Income
Income: Interest	$ 11,283,214
Interest - Scudder Cash Management QP Trust	29,605
Dividends	59,141
Total Income	11,371,960
Expenses: Management fee	675,592
Services to shareholders	11,708
Custodian fees	18,675
Auditing	23,205
Legal	47,888
Trustees' fees and expenses	7,686
Reports to shareholders	54,961
Interest expense	645,369
Other	70,466
Total expenses, before expense reductions	1,555,550
Expense reductions	(6,363)
Total expenses, after expense reductions	1,549,187
Net investment income	9,822,773
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(9,732,223)
Foreign currency related transactions	(108,736)
(9,840,959)
Net unrealized appreciation (depreciation) during the period on: Investments	25,573,333
Foreign currency related transactions	(94,271)
25,479,062
Net gain (loss) on investment transactions	15,638,103
Net increase (decrease) in net assets resulting from operations	$ 25,460,876

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2003 (Unaudited)	Year Ended November 30, 2002
Operations: Net investment income	$ 9,822,773	$ 22,337,157
Net realized gain (loss) on investment transactions	(9,840,959)	(44,453,342)
Net unrealized appreciation (depreciation) on investment transactions during the period	25,479,062	21,942,020
Net increase (decrease) in net assets resulting from operations	25,460,876	(174,165)
Distributions to shareholders from: Net investment income	(9,911,896)	(21,183,028)
Return of capital	-	(756,914)
Fund share transactions: Reinvestment of distributions	765,777	2,232,220
Net increase (decrease) in net assets from Fund share transactions	765,777	2,232,220
Increase (decrease) in net assets	16,314,757	(19,881,887)
Net assets at beginning of period	152,759,816	172,641,703
Net assets at end of period (including accumulated distributions in excess of net investment income of $108,879 and $19,756, respectively)	$ 169,074,573	$ 152,759,816
Other information
Shares outstanding at beginning of period	31,101,710	30,728,893
Shares issued to shareholders in reinvestment of dividends	131,553	372,817
Shares outstanding at end of period	31,233,263	31,101,710

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2003 (Unaudited)
Cash flows from operating activities
Investment income received	$ 10,444,958
Payment of operating expenses	(928,051)
Payment of interest expense	(784,647)
Proceeds from sales and maturities of investments	156,014,337
Purchases of investments	(155,842,934)
Net sales of short-term investments	118,559
Cash provided by operating activities	$ 9,022,222
Cash flows from financing activities
Distributions paid (net of reinvestment of distributions)	$ (8,993,639)
Cash used by financing activities	(8,993,639)
Increase (Decrease) in cash	28,583
Cash at beginning of period	-
Cash at end of period*	$ 28,583
Reconciliation of net increase (decrease) in net assets from operations to cash provided by operating activities
Net increase (decrease) in net assets resulting from operations	$ 25,460,876
Net increase (decrease) in cost of investments	7,829,946
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(25,573,333)
(Increase) decrease in dividends and interest receivable	(19,962)
(Increase) decrease in other assets	34,180
(Increase) decrease in receivable for investments sold	(4,087,642)
Increase (decrease) in payable for investments purchased	5,447,906
Increase (decrease) in appreciation (depreciation) on forward currency exchange contracts	93,762
Increase (decrease) in accrued expenses and payables	(24,233)
Increase (decrease) in interest payable on notes	(139,278)
Cash provided by operating activities	$ 9,022,222
Non-cash financing activities
Reinvestment of distributions	$ 765,777

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2003[a]	2002[e]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 4.91	$ 5.62	$ 6.09	$ 7.89	$ 8.94	$ 9.44
Income (loss) from investment operations:
Net investment income	.32[b]	.72[b]	.81[b]	.90[b]	.95[b]	.92
Net realized and unrealized gain (loss) on investment transactions	.50	(.72)	(.40)	(1.73)	(.96)	(.52)
Total from investment operations	.82	.00	.41	(.83)	(.01)	.40
Less distributions from: Net investment income	(.32)	(.69)	(.88)	(.97)	(.92)	(.90)
Return of capital	-	(.02)	-	-	-	-
Total distributions	(.32)	(.71)	(.88)	(.97)	(.92)	(.90)
Dilution resulting from the rights offering at market value	-	-	-	-	(.12)	-
Net asset value, end of period	$ 5.41	$ 4.91	$ 5.62	$ 6.09	$ 7.89	$ 8.94
Market value, end of period	$ 6.70	$ 5.40	$ 7.42	$ 7.19	$ 8.63	$ 9.88
Total Return
Based on net asset value (%)[c]	16.52**	(1.53)	3.86	(12.57)	(1.86)d	4.38
Based on market value (%)[c]	30.97**	(18.19)	16.00	(5.45)	(2.87)[d]	6.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	169	153	173	185	237	214
Ratio of expenses (%)	1.95*	2.07	2.78	2.74	2.32	1.55
Ratio of expenses excluding interest expense (%)	1.14*	1.09	1.10	1.07	1.28	.99
Ratio of net investment income (%)	12.36*	13.87	13.31	12.32	11.21	10.01
Portfolio turnover rate (%)	148*	110	47	65	45	83
Total debt outstanding at end of period ($ thousands)	65,000	65,000	65,000	50,000	55,000	20,000
Asset coverage per $1,000 of debt	3,601	3,350	3,656	4,704	5,315	11,700

[a] For the six months ended May 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[d] During the year ended November 30, 1999, the Fund issued 5,885,381 shares in connection with a rights offering of the Fund's shares. Without the effect of the dilution, total return for the net asset value and the market value would have been .51% and (1.50)%, respectively.
[e] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to December 1, 2001 are included as interest income. The effect of these changes for the year ended November 30, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio for net investment income to average net assets from 14.38% to 13.87%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $78,890,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2003 ($5,908,000), November 30, 2005 ($152,000), November 30, 2007 ($3,509,000), November 30, 2008 ($9,086,000), November 30, 2009 ($20,780,000) and November 30, 2010 ($39,455,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through November 30, 2002 the Fund incurred approximately $8,353,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (78,890,000)
Net unrealized appreciation (depreciation) on investments	$ (39,805,852)

In addition, during the year ended November 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 21,183,028
Return of capital	$ 756,914

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at May 31, 2003. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended May 31, 2003, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $160,175,482 and $158,866,766, respectively. Purchases and sales of US Treasury obligations aggregated $1,044,480 and $1,235,213, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas, Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the first $250,000,000 of the Fund's average weekly net assets and 0.75% of such net assets in excess of $250,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2003, the amount charged to the Fund by SISC aggregated $11,708, of which $10,561 is unpaid at May 31, 2003.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Forward Foreign Currency Commitments

As of May 31, 2003, the Fund had the following forward foreign currency exchange contracts:

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation
USD 127,877	EUR	119,959	6/13/2003	$ 13,364
USD 29,334	EUR	26,789	6/13/2003	2,208
USD 3,843	EUR	3,446	6/27/2003	212
USD 413,430	EUR	368,805	6/13/2003	20,802
USD 299,005	EUR	258,633	6/27/2003	5,385
EUR 51,003	USD	60,540	6/27/2003	514
				$ 42,485

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized (Depreciation)
EUR 349,447	USD	383,473	6/13/2003	$ (27,968)
EUR 909,516	USD	989,099	6/27/2003	(81,329)
EUR 213,420	USD	245,070	6/13/2003	(6,211)
EUR 355,059	USD	402,992	6/13/2003	(15,056)
EUR 517,266	USD	598,010	6/27/2003	(10,770)
EUR 214,700	USD	250,769	6/27/2003	(1,915)
EUR 214,021	USD	251,646	6/27/2003	(239)
				$ (143,488)

Currency Abbreviations
USD	US Dollar	EUR	Euro

E. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value such obligations. Moreover, high yield securities may be less liquid due to extent that there is no established retail secondary market and because of a decline in the value of such securities.

F. Borrowings

The notes payable represents a secured loan of $65,000,000 from Barton Capital Corporation at May 31, 2003. The note bears interest at the commercial paper rate plus dealer fees (1.53% at May 31, 2003) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $65,000,000 at any one time and which is renewable annually until May 28, 2005.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2003 was $65,000,000 with a weighted average interest rate of 1.89%.

G. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2003, the Fund's custodian and transfer agent fees were reduced by $6,363 and none, respectively, under these arrangements.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder High Income Trust (the "fund") was held on May 29, 2003, at the office of Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect eleven Trustees to the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	24,118,814	449,145
Lewis A. Burnham	24,118,814	449,145
Donald L. Dunaway	24,118,814	449,145
James R. Edgar	24,118,814	449,145
Paul K. Freeman	24,118,814	449,145
Richard T. Hale	24,118,814	449,145
Robert B. Hoffman	24,118,814	449,145
Shirley D. Peterson	24,118,814	449,145
Fred B. Renwick	24,118,814	449,145
William P. Sommers	24,118,814	449,145
John G. Weithers	24,118,814	449,145

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the current fiscal year.

Affirmative	Against	Abstain
24,145,443	274,158	148,358

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder High Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	811153-105

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended May 31, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Trust

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Income Trust

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 25, 2003
                                    ---------------------------